Subsequent Events	12 Months Ended
Dec. 31, 2021
Disclosure of non-adjusting events after reporting period [abstract]
Subsequent Events
22.	SUBSEQUENT EVENTS

a)	On January 25, 2022 the Company closed the acquisition of 100% of Millennial and issued 13,199 shares to Millennial shareholders.

b)
Minera Exar, the Company’s equity-accounted investee, entered into a service agreement with a consortium owned 49% by a company controlled by the family of its President, who is also a director of Lithium Americas. The agreement is to service evaporation ponds of Cauchari-Olaroz project, has a term of five years and has a total value over that time period of $94,000.

c)	In Q1 2022, the Limited Recourse Loan Facility balance and accumulated interest were repaid with remaining undrawn available balance under the facility of $75,000.

d)
The Company issued 84 shares as a result of the conversion of 20 stock options into 17 common shares and the conversion of 67 RSUs into 67 common shares. Also, the Company granted 6 DSUs, 73 PSUs and 128 RSUs under its Equity Compensation Plan. PSUs have a three-year vesting period and vest on January 4, 2024. The vesting periods of RSUs vary from immediate vesting to vesting periods of up to 4 years.

e)
Subsequent to year-end, Minera Exar obtained $40 million in loans from a third party to fund construction of the Cauchari-Olaroz project. The loans are secured by a letter of credit provided to the lenders by Ganfeng, a project co-owner. The Company has provided a guarantee to Ganfeng for its 49% proportionate interest in the loan (See Note 6).